UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

Tupperware Brands Corporation

Retirement Savings Plan

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 2353, Orlando, Florida	32802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 407-826-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On November 1, 2006, Tupperware Brands Corporation’s Retirement Savings Plan (the Plan) was notified by its certifying accountant, Chastang, Ferrell, Sims and Eiserman, LLC that their practice became a part of Larson, Allen, Weishair & Co., LLP. The Plan is sponsored by Tupperware Brands Corporation (the Registrant) and there is no change in the Registrant’s continuing engagement of PricewaterhouseCoopers LLP, as its certifying accountant.

Larson, Allen, Weishair & Co., LLP changed its name to Larson Allen LLP effective May 1, 2007.

On May 15, 2007, the Plan engaged the firm of Larson, Allen, Weishair & Co., LLP (successor firm to Chastang, Ferrell, Sims and Eiserman, LLC) to conduct the audit of its financial statements as of December 31, 2006 and for the year then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION RETIREMENT SAVINGS PLAN
(Registrant)
Date May 15, 2007

/s/ Thomas M. Roehlk
Thomas M. Roehlk, Chairman of Management Committee for Employee Benefits